UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 18, 2004


Commission    Registrant, State of Incorporation,          I.R.S. Employer
File Number   Address and Telephone Number               Identification No.
-----------  -------------------------------------- --------------------------

1-8809        SCANA Corporation                                      57-0784499
              (a South Carolina corporation)
              1426 Main Street, Columbia, South Carolina  29201
              (803) 217-9000

1-3375        South Carolina Electric & Gas Company                  57-0248695
              (a South Carolina corporation)
              1426 Main Street, Columbia, South Carolina  29201
              (803) 217-9000

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/ / Written communications pursuant to Rule 425 under the Securities Act (17 SFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



This combined Form 8-K is separately furnished by SCANA Corporation and South Carolina Electric & Gas Company. Information contained herein relating to any individual company is furnished by such company on its own behalf. Each company makes no representation as to information relating to the other company.

Item 8.01. Other Events.

        On October 18, 2004 SCANA issued the press release attached hereto as
Exhibit 99.1. The press release discloses a stipulation and settlement agreement with the Staff of the South Carolina Public Service Commission in connection with South Carolina Electric & Gas Company's pending retail electric rate increase application that was filed on July 1, 2004.


Item 9.01.     Financial Statements and Exhibits.

(c)      Exhibits

             Exhibit 99.1     Press release dated October 18, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.



                                               SCANA Corporation
                                    South Carolina Electric & Gas Company
                                                 (Registrants)




October 18, 2004                             By: s/James E. Swan, IV
                                                 James E. Swan, IV
                                                 Controller

                                  EXHIBIT INDEX

        Number

        99.1   Press release dated October 18, 2004